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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 27, 2004

                              CROSSTEX ENERGY, INC.
             (Exact name of Registrant as specified in its charter)

        DELAWARE                     000-50536                  52-2235832
(State of incorporation            (Commission               (I.R.S. employer
    or organization)               file number)           identification number)

     2501 CEDAR SPRINGS, SUITE 600
               DALLAS, TX                                          75201
(Address of principal executive offices)                         (Zip code)

       Registrant's telephone number, including area code: (214) 953-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

      Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached Exhibit 99.1 and the information set forth therein are deemed to be furnished pursuant to Item 9 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

      EXHIBIT
      NUMBER      DESCRIPTION
      ------      -----------

      99.1        Press Release dated October 27, 2004

ITEM 7.01 REGULATION FD DISCLOSURE

      The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release, dated October 27, 2004, a copy of which is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CROSSTEX ENERGY, INC.

Date: October 27, 2004                          By: /s/ William W. Davis
                                                    ----------------------------
                                                    William W. Davis
                                                    Executive Vice President and
                                                    Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

99.1        Press Release dated October 27, 2004


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